Exhibit 10.13
                                STYLECLICK, INC.

                                2000 STOCK PLAN

     Purposes of the Plan. The purposes of this Styleclick, Inc. 2000 Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.
     Definitions. As used herein, the following definitions shall apply:
          "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.
          "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.
          "Board" means the Board of Directors of the Company.
          "Cause" means termination of an Optionee's employment by the Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an
     Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.
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          "Code" means the Internal Revenue Code of 1986, as amended.
          "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
          "Common Stock" means the Class A Common Stock of the Company. "Company" means Styleclick, Inc., a Delaware corporation.
          "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
          "Director" means a member of the Board.
          "Disability"  means  total and  permanent  disability  as  defined  in
     Section 22(e)(3) of the Code.
          "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary or other affiliate of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days,

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     unless  reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a
     director's   fee  by  the  Company   shall  be   sufficient  to  constitute
     "employment" by the Company.
          "Exchange Act" means the Securities Exchange Act of 1934, as amended. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
          If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
          If the Common  Stock is regularly  quoted by a  recognized  securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
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          In the absence of an established market for the Common Stock, the Fair
     Market Value shall be determined in good faith by the Administrator and computed in accordance with applicable regulations of the Internal Revenue Service.
          "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
          "ISN Substitute Option" means an Option under the Plan converted from a previously outstanding option to purchase units of Internet Shopping Network LLC, a Delaware limited liability company that, following closing of the Transaction, will be a wholly-owned subsidiary of the Company.
          "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.
          "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

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          "Officer"  means a person who is an officer of the Company  within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          "Old  Styleclick  Substitute  Option"  means an Option  under the Plan converted from a previously outstanding option to purchase stock in Styleclick.com Inc., a California corporation that, following closing of the Transaction, will be a wholly-owned subsidiary of the Company.
          "Option" means a stock option granted pursuant to the Plan.
          "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
          "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.
          "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.
          "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.
          "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
          "Plan" means this Styleclick, Inc. 2000 Stock Plan.
          "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.
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          "Restricted  Stock  Purchase  Agreement"  means  a  written  agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.
          "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
          "Section 16(b)" means Section 16(b) of the Exchange Act.
          "Service Provider" means an Employee, Director or Consultant.
          "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
          "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.
          "Subsidiary"  means  a  "subsidiary   corporation,"   whether  now  or
     hereafter existing, as defined in Section 424(f) of the Code.
          "Substitute Option" means Old Styleclick Substitute Options and ISN Substitute Options. Any Substitute Option shall be in lieu of, and shall replace in its entirety, the equivalent prior option, which prior option shall be null and void and of no further force or effect following closing of the Transaction, except as otherwise provided herein.
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          "Transaction"  means the  merger of each of  Styleclick.com  Inc.  and
     Internet Shopping Network LLC with wholly-owned subsidiaries of the Company pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of March 23, 2000, among Styleclick.com Inc., Internet Shopping Network LLC, USANi Sub LLC, a Delaware limited liability company.
          Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 15,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
               Administration of the Plan.
                    Procedure- in General. The Plan shall be administered by (i)
               the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code Section 162(m) and the Treasury Regulations promulgated thereunder) to the extent that Rule 16b-3 and Code Section 162(m), respectively are applicable to the Company and to Options and Stock Purchase Rights granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.
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                    Powers of the  Administrator.  Subject to the  provisions of the Plan, and in the case of a Committee, subject to the specific
               duties   delegated   by  the   Board  to  such   Committee,   the
               Administrator shall have the authority, in its discretion:
                         to determine the Fair Market Value;
                         to select the  Service  Providers  to whom  Options and
                    Stock Purchase Rights may be granted hereunder;
                         to determine the number of shares of Common Stock to be
                    covered by each Option and Stock Purchase Right granted hereunder;
                         to approve forms of agreement for use under the Plan;
                         to determine the terms and conditions, not inconsistent
                    with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock
                    Purchase  Right  or the  shares  of  Common  Stock  relating
                    thereto,   based  in  each  case  on  such  factors  as  the
                    Administrator, in its sole discretion, shall determine;
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                         to institute an Option Exchange Program;
                         to  construe  and  interpret  the terms of the Plan and
                    awards   granted   pursuant  to  the  Plan  and   interpret,
                    administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Option granted under, the Plan;
                         to prescribe,  amend and rescind rules and  regulations
                    relating  to  the  Plan,  including  rules  and  regulations
                    relating  to  sub-plans   established  for  the  purpose  of
                    qualifying  for preferred  tax  treatment  under foreign tax laws;
                         to modify or amend each Option or Stock  Purchase Right
                    (subject  to  Section 16(c)  of  the  Plan),  including  the
                    discretionary   authority  to  extend  the  post-termination
                    exercisability period of Options longer than is otherwise provided for in the Plan;
                         to  allow   Optionees   to  satisfy   withholding   tax
                    obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair
                    Market  Value  of  the  Shares  to  be  withheld   shall  be
                    determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
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                         to  authorize  any  person to  execute on behalf of the
                    Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;
                         to make all other  determinations  deemed  necessary or
                    advisable for administering the Plan.
                         Effect of Administrator's Decision. The Administrator's
                    decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.
                         Eligibility.   Nonstatutory  Stock  Options  and  Stock
                    Purchase  Rights  may  be  granted  to  Service   Providers.
                    Incentive Stock Options may be granted only to Employees.
                         Except  as  may   specifically   be   provided  by  the
                    Administrator from time to time with respect to specific Service Providers or specific Employees, in order to be eligible to receive any stock options under the Plan other than Substitute Options, a Service Provider must agree not to solicit employees of the Company and not to reveal confidential information of the Company, and an Employee
                    must   agree   to   similar   provisions   as   well   as  a
                    non-competition   provision.  The  terms,  conditions,   and
                    provisions     relating    to    these     non-solicitation,
                    confidentiality and non-competition provisions shall be determined by the Administrator.
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          1. Limitations.
               a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
               Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.
               The following limitations shall apply to grants of Options:
               No Service Provider shall be granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

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               The foregoing  limitations shall be adjusted  proportionately  in
          connection  with  any  change  in  the  Company's   capitalization  as
          described in Section 14.
               If an Option is  canceled  in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this
          purpose,  if  the  exercise  price  of  an  Option  is  reduced,   the
          transaction will be treated as a cancellation of the Option and the grant of a new Option.
          Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.
          Treatment of Substitute Options. Notwithstanding anything to the contrary contained herein, a Substitute Option shall continue to have the same terms and provisions specified in the original option agreement pursuant to which such option was granted; provided, however, that (i) each Old Styleclick Substitute Option shall convert into an option to purchase the same number of shares of Common Stock at the same per share exercise price as applicable to such option prior to the conversion, and (ii) each ISN Substitute Option shall convert into an option to purchase the number of shares of Common Stock equal to the product of .601 and the number of limited liability company units for which such option was exercisable prior to the conversion at a per share exercise price equal to the product of
     1.664 and the per share exercise price of such option prior to the conversion.
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          1.  Term of  Option.  The term of each  Option  shall be stated in the
     Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
          2. Option Exercise Price and Consideration.
               a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
               In the case of an Incentive Stock Option
                    granted to an Employee who, at the time the Incentive  Stock
               Option is granted,  owns stock representing more than ten percent
               (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    granted to any Employee other than an Employee  described in paragraph (A)  immediately  above,  the per Share  exercise price shall be no less than 100% of the Fair Market  Value per Share on the date of grant.
               In the  case  of a  Nonstatutory  Stock  Option,  the  per  Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               Notwithstanding the foregoing,  Options may be granted with a per
          Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.
               Waiting  Period  and  Exercise  Dates.  At the time an  Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

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               Form of  Consideration.  The  Administrator  shall  determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant or the agreement. Such consideration may consist entirely of:
                    cash;
                    check;
                    promissory note;
                    other Shares which (A) in the case of Shares  acquired  upon exercise of an option,  have been owned by the  Optionee for more than six months on the date of surrender  or which were  acquired in the open market,  and (B) have a Fair Market Value on the date of surrender equal to the aggregate  exercise price of the Shares as to which said Option shall be exercised;
                    consideration  received  by the  Company  under  a  cashless exercise  program  implemented by the Company in connection  with the Plan;
                    any combination of the foregoing methods of payment; or
                         (1) such other  consideration and method of payment for
                    the issuance of Shares to the extent permitted by Applicable Laws.
          2. Exercise of Option.
               a) Procedure for Exercise;  Rights as a  Stockholder.  Any Option
          granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
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          An  Option  shall  be  deemed  exercised  when the  Company  receives:
     (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.
          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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             a)  Termination  of  Relationship  as a Service  Provider.  If an
          Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for "Cause", in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(b), each Substitute Option shall be exercisable as set forth in Appendix A.
               b) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain
          exercisable   for  twelve  (12)  months   following   the   Optionee's
          termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(c), each Substitute Option shall be exercisable as set forth in Appendix A.
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          Death of Optionee.  If an Optionee dies while a Service Provider,  the
     Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Upon termination pursuant to this Section 11(d), each Substitute Option shall be exercisable as set forth in Appendix A.
               a) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
          2. Stock Purchase Rights.
               a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator

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          determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.
               Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The
          repurchase   option   shall  lapse  at  a  rate   determined   by  the
          Administrator.
               Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
               Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

          1. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock
     Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.
          2. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.
               a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of

          Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.
               Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the
          Option  would  not  otherwise  be   exercisable.   In  addition,   the
          Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.
               Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase

          Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

               Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
               Amendment and Termination of the Plan.
                    Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Optionee, holder or beneficiary.

               Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
                    a) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.
               2. Conditions Upon Issuance of Shares.
                    a) Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
               Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
          Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
          Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.
          Governing Law. The terms of this Plan shall be governed by the Laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.
          Tax Withholding.
               An Optionee may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Option or from any compensation or other amounts owing to an Optionee the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

               Without limiting the generality of clause (i) above, if so provided in a Stock Option Agreement, an Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Optionee (which are not subject to any pledge or other security interest and which have been owned by the Optionee for at least 6 months or purchased on the open market) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.
          Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.
          Claim to Options and Employment Rights. No employee of the Company, a Subsidiary or Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Optionee any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

                                                                     Appendix A1

Option Exercise for Substitute Options
     For Optionees who received grants of options under the Modacad, Inc. 1995 Stock Option Plan, unless otherwise stated in the option agreement pursuant to which such option was granted, upon termination of status as an employee:
     (a) For any reason other than death, Disability or Termination for Cause, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.
     (b) As a result of death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement.
     (c) For Cause, the Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.
     For Optionees who received grants of options under the Internet Shopping Network LLC 1999 Option Plan, unless otherwise stated in the Option Agreement pursuant to which such option was granted, upon termination of status as an employee:

--------
1 Unless otherwise stated, defined terms shall have the same meaning as provided in the plans under which original option grants were made.

     (a) For any reason except death, Disability or for Cause, then the Optionee may exercise such Optionee's Options only to the extent that such Options are exercisable upon the Termination Date and such Options must be exercised by the Optionee, if at all, as to all or some of the Common Stock, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee) but in any event, no later than the expiration date of the Options.
     (b) Because of Optionee's death or Disability (or the Optionee dies within three (3) months after a Termination occurring other than for Cause), then Optionee's Options may be exercised only to the extent that such Options are exercisable by Optionee on the Termination Date and must be exercised by Optionee (or Optionee's legal representative or authorized assignee), if at all, as to all or some of the Common Stock, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee), but in any event no later than the expiration date of the Options.
     (c) For Cause, then the Optionee's Options (whether or not the Options are then exercisable or vested) shall expire, terminate and be forfeited on such Optionee's Termination Date.